

Corporate Presentation

March 2023
NYSE American: OGEN

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and information currently available. The words "believe," "expect," "anticipate," "intend," "estimate," "project" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Investors should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to, the following: the Company’s ability to advance the development of its vaccine candidate and lantibiotics candidate under the timelines and in accord with the milestones it projects; the Company’s ability to obtain funding, non-dilutive or otherwise, for the development of the vaccine and lantibiotic product candidates, whether through its own cash on hand, or another alternative source; the regulatory application process, research and development stages, and future clinical data and analysis relating to vaccines and lantibiotics, including any meetings, decisions by regulatory authorities, such as the FDA and investigational review boards, whether favorable or unfavorable; the potential application of our vaccine candidate to variants and other coronaviruses; the Company’s ability to obtain, maintain and enforce necessary patent and other intellectual property protection; the nature of competition and development relating to COVID-19 immunization and therapeutic treatments and demand for vaccines and antibiotics; the Company’s expectations as to the outcome of preclinical studies, nasal administration, transmission, manufacturing, storage and distribution; other potential adverse impacts due to the global COVID-19 pandemic, such as delays in regulatory review, interruptions to manufacturers and supply chains, adverse impacts on healthcare systems and disruption of the global economy; and general economic and market conditions and risks, as well as other uncertainties described in our filings with the U.S. Securities and Exchange Commission. All information set forth is as of the date hereof unless otherwise indicated. You should consider these factors in evaluating the forward-looking statements included and not place undue reliance on such statements. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by law.

Key Investment Highlights

Experienced Leadership

Kim Murphy, CEO
- *>25 years' exp. leading vaccine franchises at GSK, Merck and Novartis*
- *Executed multiple successful commercial launches*

Janet Huffman, CFO
- *>12 years experience at public and private healthcare co.'s*
- *Significant capital raising and M&A experience*

Differentiated Intranasal COVID Vaccine: NT-CoV2-1

Non-viral platform with adjuvant; rapid production for emerging variants

Large Market Opportunity

- *Unmet need for intranasal delivery & reduction of transmission*
- *Believe intranasal has multibillion-dollar market potential globally*

Near-Term Milestones

- ✓ *Pivotal trial completed in Dec. '22*
- ❑ *Phase 1 study expected in 2H23*

Opportunistic Business Model

New strategic initiatives to create value

Intranasal COVID-19 Vaccine Overview

- **Lead Asset: NT-CoV2-1**
  - Licensed from NIH – two-proline substitution of SARS-CoV-2 spike protein
  - ✓ Completed pivotal toxicology study in Dec. '22 confirming safety and immunogenicity profile to support IND submission
- **NT-CoV2-1 Non-Viral Intranasal Vaccine Differentiation and Advantages**
  - Patient-friendly, needle-free administration
  - May reduce virus transmission at source of infection (mucosal nasopharyngeal surfaces)
  - Protein subunit-based intranasal vaccine approach versus live viral intranasal vaccine
  - Small intranasal competitive landscape, others need to prove new vector safety
  - Platform allows rapid production of cell lines in 6-8 weeks
- **Animal Studies Demonstrated High Immunogenicity & Strong Neutralizing Activity**[1]
  - Intranasal formulation led to high IgG and IgA anti-spike protein titers in blood and lungs of mice
  - Undetectable viral loads in hamster nasal turbinates and lungs
  - Significant reduction in weight loss
  - Prevented cellular binding of viral Spike protein based on ancestral reference strain and certain variants of concern
- **Exclusive global license agreement with Inspirevax**
- **National Research Council of Canada Collaboration**
  - Including pan-coronavirus antigen discovery

[1] Preclinical data published in *Scientific* Reports, a Nature journal, in June 2022
https://doi.org/10.1038/s41598-022-13819-5

NT-CoV2-1 Combines Four Technologies

National Institute of Allergy and Infectious Diseases

- Licensed "2P" spike protein design
- Highly de-risked (Pfizer/BioNTech, Moderna)

NIH
De-risked
Spike Antigen
Design

NRC
Cell Line to
Respond to
New Variants

- Sequence -> Ph1 GMP DS in 12 wks
- Multiple VOC spike antigens produced
  - Pan-coronavirus discovery underway

National Research Council Canada

ORAGENICS

Intranasal
Delivery

Inspirevax
Intranasal
BDX301
Adjuvant



- Patient-friendly
- Potential to reduce infection and transmission

- IgA Ab (mucosal)
- IgG Ab (serum)
- BDX adjuvant family has clinical experience

INSPIREVAX

BDX301 Adjuvant Development



Improvements made during GSK ownership to make more soluble
Further process improvements to remove detergent impurities
Detergent mediated extraction
Neisseria meningitidis
Proteosomes (BDX200)
Outer Membrane Protein (detergent soluble)
Vaccine formulated by mixing with antigen and removing detergent by dialysis
BDX200 Vaccine
V2 (BDX300)
OMP + LOS
(water soluble)
GSK de-prioritized their flu vaccine programs in 2008 and BDX300 did not enter clinical studies
10 intranasal flu vaccine studies in 2,030 subjects performed with BDX200 by ID Biomedical (FluInsure)
BDX301 Adjuvant
Purified proteosome with lipo-oligosaccharides

WRAIR Walter Reed Army Institute of Research → Intellivax Spin-out based on George Lowell's work at WRAIR → Acquired 2001 → ID Biomedical → Acquired 2005 → gsk → Spun out 2015 / Licensed adjuvants 2017 → biodextris → Spun out with adjuvants 2021 → INSPIREVAX

Hamster Study Results


Day 20 Post-Dose 1
Day 35, 2 Weeks Post-Dose 2
****
***
Anti-NT-CoV2-1 IgG (Geomean Titers)
10^5
10^4
10^3
10^2
10^1
Veh.
BDX301 Alone
BDX301 +5 µg Ag
BDX301 +15 µg Ag

Anti-Spike IgG titers induced by SmT1v3 antigen and BDX301 adjuvant formulations in hamsters. Syrian Golden hamsters (n=10/group) were immunized twice on Days 0 and 21 with PBS (vehicle control, Veh.) with BDX301 (5 µg) with or without SmT1v3 (5 µg or 15 µg) via the intranasal route. Serum collected on Day 20 and Day 35 were analyzed by ELISA to determine the levels of antigen-specific IgG titers. Antibody titers are expressed as a reciprocal value of the serum dilution calculated to generate an OD450 = 0.2. SmT1v3 antigen is based on the original Wuhan sequence incorporating the NIH 2P substitution and the NRC resistin trimerization.

For statistical analysis, antibody titers were log-transformed and then analyzed by a one-way ANOVA with Tukey's multiple comparisons test. ***: $p<0.001$, ****: $p<0.0001$.

Key Takeaways

- Intranasal formulation led to high IgG anti-spike protein titers
- Correlation between increased dose of NT-CoV2-1 and immune response

Stark et al, June 2022, www.nature.com/scientificreports, https://rdcu.be/cPyZF

Hamster Challenge Study Results



Lungs
Nasal Turbinates
Viral Titer (Log10 PFU/g; mean)
****
7
6
5
4
3
2
1
0
Veh.
BDX301 Alone
BDX301 +5 µg Ag
BDX301 +15 µg Ag

Efficacy of SmT1v3 and BDX301 formulations against SARS-CoV-2 viral challenge in hamsters. Syrian Golden hamsters were immunized twice on Days 0 and 21 with PBS (vehicle control, Veh.) delivered intramuscularly or BDX301 (5 µg) with or without SmT1v3 (5 or 15 µg) via the intranasal route. On Day 42 all hamsters were challenged with 1 x 10^5 PFU of SARS-CoV-2. On Day 47, hamsters were euthanized, and viral titers were quantified in lung and nasal turbinates by plaque assay. SmT1v3 antigen is based on the original Wuhan sequence incorporating the NIH 2P substitution and the NRC resistin trimerization.

For statistical analysis, a one-way ANOVA with Tukey's multiple comparisons test was performed. ****: $p<0.0001$.

Key Takeaways

- Intranasal formulation led to undetectable viral loads
- Potential to reduce transmission by reducing viral titers (unlike current mRNA vaccines)
- Hamsters receiving NT-CoV2-1 maintained healthy body weight

Stark et al, June 2022, www.nature.com/scientificreports, https://rdcu.be/cPyZF

Intranasal COVID-19 Vaccines
Potential benefits of intranasal COVID vaccines

- **Intranasal vaccines may address limitations of current vaccines**
  - Waning efficacy requiring third (and fourth) doses for new variants of concern (VOC)
  - Transmission remains a concern due to high nasopharyngeal viral loads
    - Recent study in healthcare workers in Israel during Omicron VOC shows limitations of mRNA vaccines[1]
    - 4th dose efficacy against any infection was 30% Pfizer/BioNTech vaccine (95% CI -9% to 55%) and 11% for the Moderna vaccine (95% CI -43% to 44%)
    - Authors conclusion: "next generation vaccines may be needed to provide better protection against infection with highly transmissible future variants"[2]
  - Intranasal vaccines could reduce nasopharyngeal viral loads vs. IM vaccines

- **Intranasal vaccines offer needle-free option**
  - 1 in 4 adults and 2 out of 3 children have strong needle fears[3]
  - 10% of people may delay COVID-19 vaccine due to fear of needles[3]

1. Regev-Yochay et al., NEJM, March 16 2022, https://doi.org/10.1056/NEJMc2202542
2. Regev-Yochay et al., medRxiv, posted Feb 15 2022, https://doi.org/10.1101/2022.02.15.22270948
3. www.cdc.gov/childrensmentalhealth/features/needle-fears-and-phobia.html

COVID-19 Vaccine Competition

Competitive landscape for intranasal COVID vaccines

Organization	Organization Type	Vaccine Type	Stage	Comments
Codagenix	US private biotech	Live attenuated SARS-CoV-2 virus	Phase 3 (WHO study ex-US)	Hard to establish safety of live, attenuated SARS-CoV-2 vaccine
Meissa Vaccines	US private biotech	Live respiratory syncytial virus vector	Phase 1	Need to establish safety of new viral vector
Blue Lake Biotech/ CyanVac	US private biotech	Live parainfluenza-5 virus vector	Phase 1	Need to establish safety of new viral vector
CastleVax	US private biotech	Live Newcastle disease viral vector	Phase 1	Need to establish safety of new viral vector
ACM Biolabs	Singapore & Swiss private biotech	Protein subunit + polymer vesicles	Phase 1	Non-viral vaccine candidate
Intravacc	Netherlands private CDMO	Protein subunit + OMV adjuvant	Phase 1	Non-viral vaccine booster candidate
Oragenics	US public biotech	Protein subunit + BDX-301 adjuvant	Pre-IND	Non-viral vaccine candidate
Xanadu Bio	US public biotech	Protein subunit + polymer vesicles	Late preclinical	Non-viral vaccine candidate

From WHO COVID-19 Vaccine Tracker: www.who.int/teams/blueprint/covid-19/covid-19-vaccine-tracker-and-landscape, dated Sept 2, 2022, company websites, clinicaltrials.gov and Waltz, Nature, vol 609, 9/8/2022.

NT-CoV2-1 Milestone Timeline

3Q22
- ✓ Interim toxicology data
- ✓ Publish preclinical data

4Q22
- ✓ Final toxicology data release

1H23
- ❑ Complete NT-CoV2-1 formulation optimization
- ❑ Prepare US FDA and Canadian CTA regulatory strategies

2H23
- ❑ Submit IND
- ❑ Initiate Phase 1 first-in-human NT-CoV2-1 clinical study

Ongoing business development goal is to partner post-Phase 1

New Management Objectives

Building Stakeholder Value

Through the synergistic execution of new management objectives


Execution
Opportunistic Business Model
Strengthen Balance Sheet

Execution

1. Communicating and Achieving Milestone Timelines
2. Secure Capitalization for Sustained Operations
3. Building Visibility & Credibility

Opportunistic Business Model

1. Capital Markets
2. Business Development
3. Clinical Development Pathways

Strengthen Balance Sheet

1. Secure Capital for Future Development Milestones
2. Pursue Non-dilutive Capital
3. Implement Streamlining Initiatives

Key Investment Highlights

Experienced Leadership

Kim Murphy, CEO

- *>25 years' exp. leading vaccine franchises at GSK, Merck and Novartis*
- *Executed multiple successful commercial launches*

Janet Huffman, CFO

- *>12 years experience at public and private healthcare co.'s*
- *Significant capital raising and M&A experience*

Differentiated Intranasal COVID Vaccine: NT-CoV2-1

Non-viral platform with adjuvant; rapid production for emerging variants

Large Market Opportunity

Potential multibillion dollar market, unmet need for intranasal delivery & reduction of transmission

Near-Term Milestones

- ✓ *Pivotal trial completed in Dec. '22*
- ❑ *IND submission in 3Q23*
- ❑ *Phase 1 study expected in 2H23*

Opportunistic Business Model

New strategic initiatives to create value

Oragenics, Inc.
4902 Eisenhower Blvd., Suite 125
Tampa, FL 33634
www.oragenics.com

ORAGENICS

For More Information

Corporate:
Janet Huffman
Chief Financial Officer
813.286.7900 ext. 246 | jhuffman@oragenics.com

Investors:
Tirth T. Patel
LHA Investor Relations
212.201.6614 | tpatel@lhai.com

NYSE American: **OGEN**